EXHIBIT 10.2
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                                                          Zomex - Business World


                              Contract for Services
                              ---------------------

BETWEEN:
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Business World I.T. Inc. ("Business World")
101 - 1515 Broadway Street
Port Coquitlam, B.C. V3C 6M2                         OF THE FIRST PART,

AND
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Zomex Distribution Inc.  ("Zomex")
5205 Buchanan Road
Peachland, B.C.                                      OF THE SECOND PART


WHEREAS,
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Zomex is desirous of securing Marketing and Sales expertise to promote their existing software ("Convention System Software") undergoing a full re-write and said software is intended to emerge as a new Windows version;

THE PARTIES AGREE TO THE FOLLOWING:
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The duration of this 6 month contract is from January 5 2004 to June 30 2004.
The value of this contract is $30,000 Canadian Funds.

Business World shall:

1. Perform additional Internet and phone market research in the Convention Software marketplace. The findings from this will be summarized in report fashion and delivered to Zomex by no later than March 31 2004;
2. The necessary features for successful market penetration will form part of this report. Interim market feature findings and needs will be delivered to Zomex from time to time but no less than every 2 weeks. The intention of the interim delivery points is to provide contractor(s) performing software development to be aware of the emerging needs;
3. Assist, as required, the software contractors with a GAP analysis of features presently in the software;
4.   Call on potential clients to further assess the marketplace potential;
5.   Inventory any known salesperson candidates for eventual hire by Zomex;
6.   Prepare sales collateral and literature;

Zomex shall:

1. Provide sufficient meeting time to adequately assist Business World with communication of known market information and business goals;
2.   Provide payment of this contract to Business World as follows:

     Date                              Amount
     ---------------------      -------------
     July 1 2004                    10,000.00



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                                                          Zomex - Business World



     August 1 2004                  10,000.00
     September 1 2004               10,000.00

        Total                       30,000.00


Agreed to this 5th day of January, 2004:




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For Business World                             For Zomex





































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